UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 4, 2021
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GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

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Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas New York, New York	10020 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5.	Corporate Governance and Management.
Item 5.02. Departure of Directors or Certain Officers
On March 4, 2021, Mr. Robert F. Greenhill, our Founder and Chairman Emeritus, informed Greenhill & Co., Inc. (the “Corporation”) that he has decided to retire from the Board of Directors of the Corporation (the “Board”) at the end of his current term and does not intend to stand for re-election at the Corporation’s annual meeting of stockholders to be held on April 27, 2021. Mr. Greenhill will remain the Chairman Emeritus and a senior advisor to the Corporation. Mr. Greenhill, age 84, served as Chairman of the Board from 1996 to 2018 and as Chief Executive Officer from 1996 to 2007. He will remain on the Board until immediately prior to the call to order of the Corporation’s annual meeting of stockholders on April 27, 2021.
On March 4, 2021, Mr. Steven F. Goldstone, an independent director, also informed the Corporation that he has decided to retire from the Board at the end of his current term and does not intend to stand for re-election at the Corporation’s annual meeting of stockholders to be held on April 27, 2021. Mr. Goldstone, age 75, has served on the Corporation’s Board since 2004 and has also served as our Lead Independent Director since 2016. He will remain on the Board and the committees he serves until immediately prior to the call to order of the Corporation’s annual meeting of stockholders on April 27, 2021. Following Mr. Goldstone's retirement John Liu will serve as Lead Independent Director.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: March 5, 2021	By:	/s/ Gitanjali Pinto Faleiro
Name: Gitanjali Pinto Faleiro
Title: General Counsel & Corporate Secretary